UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2021

ST ENERGY TRANSITION I LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-41119	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Par-la-Ville Place, 4th Floor 14 Par-la-Ville Road Hamilton Bermuda		HM08
(Address of principal executive offices)		(Zip Code)

+1 (441) 295-6935

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM securities, each consisting of one Class A ordinary share, of $0.0001 par value per share, and one-half of one redeemable warrant	STET .U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share, included as part of the SAILSM securities	STET	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the SAILSM securities	STETWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 7, 2021, ST Energy Transition I Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 SAILSM securities (the “SAILSM securities”). Each SAILSM security consists of one Class A share, $0.0001 par value per share (the “Class A Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Share at an exercise price of $11.50 per share, subject to adjustment. The SAILSM securities were sold at an offering price of $10.00 per SAILSM securities, generating gross proceeds of $250,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (SEC File No. 333-261056) for the IPO, initially filed with the U.S. Securities and Exchange Commission on November 15, 2021, as amended (the “Registration Statement”):

•

an Underwriting Agreement, dated December 2, 2021, by and among the Company, Morgan Stanley & Co. LLC and DNB Markets, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a Warrant Agreement, dated December 7, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Letter Agreement, dated December 2, 2021, among the Company, the Sponsor and each executive officer and director of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated December 7, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration Rights Agreement, dated December 7, 2021, among the Company, the Sponsor and certain security holders of the Company a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

a Sponsor Warrants Purchase Agreement, dated December 7, 2021, between the Company and Sloane Square Capital Holdings Ltd. (the “Sponsor”), pursuant to which the Sponsor purchased 10,750,000 private placement warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	An Indemnity Agreement, dated December 2, 2021, between the Company and each of its directors and officers, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

•	an Administrative Services Agreement, dated December 2, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the SAILSM securities, the Company consummated the private placement of 10,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,750,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, in connection with the IPO, John Fredriksen, Ole-Eirik Lerøy, Cato Stonex, Tore Myrholt and Annika Sigfrid were appointed to the board of directors of the Company (the “Board”). Effective December 2, 2021, James O’Shaughnessy, Cato Stonex and Ole-Eirik Lerøy were appointed to the Board’s Audit Committee, James O’Shaughnessy, Tore Myrholt and Annika Sigfrid were appointed to the Board’s Compensation Committee and Ole-Eirik Lerøy, Annika Sigfrid and James O’Shaughnessy were appointed to the Board’s Nominating and Corporate Governance Committee with James O’Shaughnessy serving as chair of the Audit

Committee, Tore Myrholt serving as chair of the Compensation Committee and Ole-Eirik Lerøy serving as chair of the Nominating and Corporate Governance Committee.

On December 2, 2021, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

On June 29, 2021, the Sponsor transferred 10,000 Class B shares (the “alignment shares”) to each of the Company’s directors. In addition, in connection with their participation in the Company’s committees, the chair of each committee will receive from the Sponsor 1,000 alignment shares and each committee member will receive from the Sponsor 500 alignment shares.

Other than the foregoing, each of John Fredriksen, Ole-Eirik Lerøy, James O’Shaughnessy, Cato Stonex, Tore Myrholt and Annika Sigfrid is not party to any arrangement or understanding with any person pursuant to which he or she was appointed as director, nor is he or she party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity agreement, copies of which are attached as Exhibit 10.1 and 10.5 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On December 2, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Bye-laws, effective the same day. The terms of the Amended and Restated Bye-laws are set forth in the Registration Statement and are incorporated herein by reference. The Amended and Restated Bye-laws is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01	Other Events.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $253,750,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to any interest that may be earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Bye-laws (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the public shares if the Company has not completed an initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On December 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 7, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated December 2, 2021, by and among the Company, Morgan Stanley & Co. LLC and DNB Markets, Inc.

3.1	Amended and Restated Bye-laws.

4.1	Warrant Agreement, dated December 7, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 2, 2021, among the Company, the Sponsor and each director and officer of the Company.

10.2	Investment Management Trust Agreement, dated December 7, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 7, 2021, among the Company, the Sponsor and the holders therein.

10.4	Sponsor Warrants Purchase Agreement, dated December 7, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated December 2, 2021, by and among the Company and each director and officer of the Company

10.6	Administrative Services Agreement, dated December 2, 2021, between the Company and the Sponsor.

99.1	Press Release, announcing the pricing of the IPO.

99.2	Press Release, announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST Energy Transition I Ltd.

Date: December 7, 2021	By:	/s/ Gunnar Eliassen
Name: Gunnar Eliassen
Title: Chief Executive Officer

[Signature Page to Closing 8-K]